                   Registration Statement dated July 9, 1997.

                                                     Registration No. 333-13893

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    Form S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            QUAKER STATE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       1-2677                    25-0742820
 ------------------------      ---------------------      ---------------------
 (State of incorporation)      (Commission File No.)      (IRS Employer ID No,)

                         225 E. John Carpenter Freeway
                         -----------------------------
                              Irving, Texas 75062
                              -------------------
                                 (972) 868-0400
                                 --------------

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 PAUL E. KONNEY
              Senior Vice President, General Counsel and Secretary
                            Quaker State Corporation
                         225 E. John Carpenter Freeway
                              Irving, Texas 75062
                                 (972) 868-0437
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

MARY ANN ROOT                                MARK D. WOOD, ESQ.
Corporate Counsel                            Counsel for Selling Shareholders
Quaker State Corporation                     Katten Muchin & Zavis
225 E. John Carpenter Freeway                525 West Monroe Street, Suite 1600
Irving, Texas 75062                          Chicago, IL 60661-3693
(972) 868-0525                               (312) 902-5200

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:[ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:[X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ] __________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ] __________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]



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                          DEREGISTRATION OF SECURITIES

Quaker State Corporation (the "Registrant") by this Post-Effective Amendment No. 1 to its Registration Statement on Form S-3 (Registration No. 333-13893), originally filed with the Securities and Exchange Commission on October 10, 1996, as amended and declared effective on December 23, 1996 (the "Registration Statement"), hereby deregisters under the Securities Act of 1933, as amended, 1,332,702 shares of the Registrant's Capital Stock, $1.00 par value per share.

                           REASON FOR DEREGISTRATION

The 1,332,702 shares being deregistered remained unsold as of April 22, 1997, the date of termination of the offering under the Registration Statement.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, State of Texas, on July 9, 1997.

                                       QUAKER STATE CORPORATION


                                       By: /s/ Herbert M. Baum
                                          ----------------------------
                                              (Herbert M. Baum)
                                              Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                  Name                                        Title                    Date
                  ----                                        -----                    ----
                *
         ---------------------------------       Chairman of the Board, Chief        7/09/97
         (Herbert M. Baum)                       Executive Officer and Director
                                                 (Principal Executive Officer)

                *
         ---------------------------------       Vice Chairman, Chief Financial      7/09/97
         (Conrad A. Conrad)                      Officer and Director (Principal
                                                 Financial Officer)

                *
         ---------------------------------       Vice President and Controller       7/09/97
         (Keith S. Krzeminski)                   (Principal Accounting Officer)




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

                  Name                                      Title                     Date
                  ----                                      -----                     ----
                *                                         Director                   7/09/97
         ----------------------------------
         (John D. Barr)

                *                                         Director                   7/09/97
         ----------------------------------
         (Leonard M. Carroll)


                                                          Director                   7/09/97
         ----------------------------------
         (J. Taylor Crandall)

                *                                         Director                   7/09/97
         ----------------------------------
         (Laurel Cutler)

                *                                         Director                   7/09/97
         ----------------------------------
         (C. Frederick Fetterolf)

                *                                         Director                   7/09/97
         ----------------------------------
         (Thomas A. Gardner)

                *                                         Director                   7/09/97
         ----------------------------------
         (F. William Grube)

                *                                         Director                   7/09/97
         ----------------------------------
         (Forrest R. Haselton)

                *                                         Director                   7/09/97
         ----------------------------------
         (L. David Myatt)

                *                                         Director                   7/09/97
         ----------------------------------
         (Raymond A. Ross, Jr.)

                *                                         Director                   7/09/97
         ----------------------------------
         (Lorne R. Waxlax)

* By:     /s/ Paul E. Konney                              Attorney in Fact
         ----------------------------------
         Paul E. Konney




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